Western Asset Government Money Market Portfolio
                      Western Asset Money Market Portfolio
                      Western Asset Intermediate Portfolio
                    Western Asset Intermediate Plus Portfolio
                          Western Asset Core Portfolio
                        Western Asset Core Plus Portfolio
                 Western Asset Inflation Indexed Bond Portfolio
                       Western Asset High Yield Portfolio
                  Western Asset Non-U.S. Fixed Income Portfolio
                 Western Asset Global Strategic Income Portfolio
                     Western Asset Enhanced Equity Portfolio

           Supplement to the Institutional and Financial Intermediary
                      Class Prospectus dated August 1, 2001

The paragraph under the heading "Manager and Advisers" on Page 1 of the Prospectus is replaced with the following:

         Legg Mason Fund Adviser, Inc. (the "Manager") serves as the investment manager to each Portfolio. Western Asset
         Management Company ("Western Asset") and Western Asset Management Company Limited ("WAML") serve as the investment advisers to the various Portfolios as noted below. Western Asset and WAML are referred to as "Advisers."

The third paragraph under the heading "Manager, Advisers and Portfolio Managers" on Page 21 of the Prospectus is replaced with the following:

         The Manager is a Maryland corporation formed on January 20, 1982, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. The Manager's address is 100 Light Street, Baltimore, Maryland 21202.

         On December 31, 2001, Legg Mason Fund Adviser, Inc. ("LMFA") replaced LM Institutional Advisors, Inc. ("LMIA") as investment manager to each Portfolio. The personnel who previously managed each Portfolio as employees of LMIA continue to do so as employees of LMFA. The advisory compensation arrangements remain unchanged.

              This supplement is dated December 31, 2001.